UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 17, 2008
BIOHEART, INC.
(Exact name of registrant as specified in its charter)
Florida
(State or other jurisdiction of incorporation)

1-33718 (Commission file number)	65-0945967 (I.R.S. Employer Identification No.)
13794 NW 4th Street, Suite 212
Sunrise, FL 33325
(Address of principal executive offices, including zip code)
(954) 835-1500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          (b) On March 17, 2008, Bioheart, Inc. issued a press release announcing that, effective March 17, 2008, its founder, Howard Leonhardt has assumed the title Chairman of the Board and will cease to serve as the Executive Chairman. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
          (d) Exhibits
          99.1     Press Release dated as of March 17, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 17, 2008

BIOHEART, INC.
By:	/s/ William M. Pinon
William M. Pinon
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated March 17, 2008

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